Inventories	12 Months Ended
Dec. 31, 2011
Inventories

Note 5: Inventories

Inventories are comprised of the following:

	As of December 31,
	2011	2010

Raw materials and components	$33,050,569	$17,410,440
Work-in-process	3,196,654	761,171
Finished goods	8,640,316	4,875,301

Total inventory, net	$44,887,539	$23,046,912

Consigned inventory is held at third-party locations, including those of the Company’s contract manufacturers. The Company retains title to the inventory until such inventory is purchased by a third-party. Consigned inventory, consisting of raw materials, was $2.4 million and $0 as of December 31, 2011 and 2010, respectively.

On a quarterly basis, the Company performs a review of its inventory for estimated obsolete or slow-moving inventory based upon assumptions about future demand and market conditions. As a result of these reviews, the Company recorded a provision for excess and obsolete inventory of $20.5 million, $1.5 million and $4.1 million for the years ended December 31, 2011, 2010 and 2009, respectively, with the expense included in cost of goods sold. For the year ended December 31, 2011, an inventory valuation allowance of $20.5 million and a provision for losses on non-cancellable purchase commitments of $8.5 million were recorded in the third quarter of 2011 as the Company began implementing a restructuring plan designed to further increase efficiencies across the organization and lower the overall cost structure (See note 13 – Restructuring Expenses). These allowances were the result of changes in the Company’s business strategy following changes in the Company’s management team and the implementation of the restructuring plan in the third quarter of 2011. The Company considered a number of factors in estimating the required inventory allowances, including (i) changes in market conditions including increased competition, (ii) strategic focus on core products to meet the demands of key customers, (iii) the desire to focus the business on newer products with lower cost technologies and (iv) updated demand forecasts and greater visibility into production planning as a result of the implementation of the Company’s new ERP system in July 2011. For the year ended December 31, 2010, $898,000 of the provision for excess and obsolete inventory was driven by restructuring activities for both the European operations and the operations previously based in California related to the discontinuation of certain products previously produced exclusively in these locations. As of December 31, 2011 and 2010, inventories are stated net of inventory allowances of $19.7 million and $4.3 million, respectively.

During the year ended December 31, 2011, the Company recorded $8.5 million in provisions for losses on non-cancellable purchase commitments of which $5.8 million was accrued as of December 31, 2011.

The Company has identified certain finished goods that have and continue to generate negative margins. These finished goods are manufactured using common raw materials that are implemented into a number of product SKUs, which are used in the manufacture of other finished goods inventory that also generate positive margins for the Company. On a quarterly basis, the Company considers the need to record a lower of cost or market adjustment for the raw materials and finished goods inventory. The market value of finished goods is determined based upon current sales transactions, less the cost of disposal of the respective finished goods.